Scudder
Ohio
Tax Free Fund

Annual Report
March 31, 1999

No-Load Funds

For investors seeking double-tax-free income exempt from both Ohio and regular federal income taxes.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                           Scudder Ohio Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87        Total Net Assets as of 3/31/99: $97.5 million
Ticker Symbol:  SCOHX
--------------------------------------------------------------------------------

o For its most recent annual period ended March 31, 1999, Scudder Ohio Tax Free Fund posted a total return of 5.18%, compared with the 4.98% average return of 51 similar funds tracked by Lipper Analytical Services.

o The Fund's performance placed it in the top one-third of its peers for the three-, five- and ten-year periods ended March 31 as rated by Lipper. Please see page 6 for additional information on the Fund's rankings.

o Scudder Ohio Tax Free Fund received an overall Morningstar Rating(TM) of four stars out of 1578 tax free funds as of March 31, 1999.^1

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

CHART TITLE:

-----------------------------------------
 30-Day Yield on March 31, 1999
-----------------------------------------

CHART DATA:

Scudder Ohio Tax    Taxable Yield Needed to
Free Fund           Equal the Fund's Yield
---------           ----------------------

  3.87%                       6.88%


                                Table of Contents

   3  Letter from the Fund's President     20  Notes to Financial Statements
   4  Performance Update                   23  Report of Independent Accountants
   5  Portfolio Summary                    24  Tax Information
   6  Portfolio Management Discussion      25  Shareholder Meeting Results
  10  Glossary of Investment Terms         28  Officers and Trustees
  11  Investment Portfolio                 29  Investment Products and Services
  16  Financial Statements                 30  Scudder Solutions
  19  Financial Highlights

^1 Morningstar proprietary ratings reflect risk-adjusted performance as of March
  31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for the three- and five-year periods, and three stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Fund was rated among 1578, 1131, and 368 municipal funds for the three-, five-, and ten-year periods, respectively.

                         2 - Scudder Ohio Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report the results of Scudder Ohio Tax Free Fund's most recent fiscal year. The Fund's total return for the twelve-month period ended March 31, 1999, was 5.18%. The Fund has displayed solid long-term performance, placing it in the top third of similar Ohio tax-free funds over three-, five-, and ten-year periods for total return.

     Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 7 of interest. The chart shows that over the 12-month period ended March 31, long-term municipal bonds displayed considerably less price volatility than comparable Treasury securities. For more information concerning Scudder Ohio Tax Free Fund's market performance, strategy, and outlook, please see the Portfolio Management Discussion that begins on page 6.

     For those of you interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Or, visit our Web site at www.scudder.com. Thank you for choosing Scudder Ohio Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Ohio Tax Free Fund


                         3 - Scudder Ohio Tax Free Fund

                     Performance Update as of March 31, 1999

   Fund Index Comparison

                        Total Return
 ------------------------------------------------
 Period
 Ended       Growth of                Average
 3/31/99     $10,000     Cumulative   Annual
 ------------------------------------------------
 Scudder Ohio Tax Free Fund
 ------------------------------------------------
 1 Year      $ 10,518       5.18%     5.18%
 5 Year      $ 14,083      40.83%     7.09%
 10 Year     $ 20,909     109.09%     7.66%
 ------------------------------------------------
 Lehman Brothers Municipal Bond Index
 ------------------------------------------------
 1 Year      $ 10,620       6.20%     6.20%
 5 Year      $ 14,440      44.40%     7.62%
 10 Year     $ 22,083     120.83%     8.24%
 ------------------------------------------------


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CHART TITLE:

   Growth of a $10,000 Investment

CHART DATA:


Yearly periods    Lehman Brothers       Yearly periods
ended March 31  Municipal Bond Index    ended March 31      Scudder Ohio Tax Free Fund
--------------  --------------------    --------------      --------------------------

   '89              10000                  '89                        10000
   '90              11056                  '90                        10780
   '91              12075                  '91                        11724
   '92              13283                  '92                        12816
   '93              14947                  '93                        14488
   '94              15293                  '94                        14847
   '95              16430                  '95                        15860
   '96              17807                  '96                        17105
   '97              18779                  '97                        18059
   '98              20793                  '98                        19879
   '99              22803                  '99                        20909

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


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CHART TITLE:

Returns and Per Share Information

Yearly periods ended March 31

CHART DATA:

                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $11.97   $12.14   $12.47   $13.13  $12.68   $12.77   $12.95   $12.94  $13.51   $13.44
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .82   $  .78   $  .75   $  .72  $  .70   $  .70   $  .69   $  .68  $  .68   $  .65
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $  .07   $  .06   $  .03   $  .19  $  .10   $  .04   $  .12   $  .04  $  .03   $  .11
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 7.80     8.75     9.33    13.04    2.48     6.82     7.85     5.58   10.08     5.18
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               10.56     9.22    10.02    12.52    2.32     7.43     8.38     5.45   10.73     6.20
-----------------------------------------------------------------------------------------------------------------------------

 All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and ten year periods would have been lower.


                         4 - Scudder Ohio Tax Free Fund

                     Portfolio Summary as of March 31, 1999

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CHART TITLE:

Diversification

CHART DATA:

Hospital/Health Revenue        16%
Sales/Special Tax              11%
Water/Sewer Revenue            10%
Higher Education               10%
State General Obligation/Lease  9%
County General Obligation/Lease 9%
Electric Utility Revenue        8%
School District/Lease           8%
Core Cities/Lease               5%
Miscellaneous Municipal        14%
------------------------------------
                              100%
------------------------------------


The Fund invests in a broad selection of Ohio municipal bonds.


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CHART TITLE:

Quality

CHART DATA:

AAA*                           60%
AA                             18%
A                               8%
BBB                             5%
SKI                             9%
------------------------------------
                              100%
------------------------------------
   Weighted average quality: AA
   * Includes cash equivalents

Overall portfolio quality remains high, with over 85% of portfolio securities rated A or better as of March 31.


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CHART TITLE:

Effective Maturity

CHART DATA:

Less than 1 year                1%
1-5 years                      33%
5-10 years                     23%
10-15 years                    31%
15 years or greater            12%
------------------------------------
                              100%
------------------------------------
Weighted average effective maturity: 8.76 years

Our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                         5 - Scudder Ohio Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels at the close of Scudder Ohio Tax Free Fund's most recent fiscal year. During the 12-month period ended March 31, 1999, the Fund returned 5.18%, outpacing the 4.98% average return of Ohio tax-exempt funds as tracked by Lipper Analytical Services, Inc. The Fund's total returns over three-, five- and ten-year periods placed it in the top one-third of similar Ohio tax-free funds. Please see the accompanying table for additional information concerning the Fund's returns.

                                   Ohio Update

Ohio is enjoying strong economic growth. The State expects to close its 1999 fiscal year with a sixth consecutive General Fund operating surplus. Ohio's economy has been strengthened by employment growth in the service and trade sectors as well as by product diversification in the manufacturing sector. In addition, the State's unemployment rate continues to be lower than the national average -- 4.3% in 1998, versus the national average of 4.9%.

The State's 1999-2000 fiscal year capital plan will finance various projects throughout the State, with specific attention to the areas of higher education and primary and secondary education. The plan will add to the State's debt burden; however, we believe this debt burden will still be manageable given scheduled debt retirement.

-------------------------------------------------------
 Scudder Ohio Tax Free Fund:

 Solid Competitive Performance
 (Average annual returns for periods ended
 March 31, 1999)
-------------------------------------------------------

            Scudder   Lipper         Number
           Ohio Tax   Average        of
           Free Fund  Annual         Funds   Percentile
  Period    Return    Return   Rank  Tracked  Ranking

1 year       5.18%     4.98%      18 of 51     Top 35%

3 years      6.92%     6.58%      13 of 47     Top 28%

5 years      7.09%     6.70%      8 of 35      Top 23%

10 years     7.66%     7.42%      4 of 12      Top 33%

Source : Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of capital gains, and is no guarantee of future results.

The State is in the midst of a lawsuit that challenges the adequacy and equity of school funding. Since education is financed primarily with property tax revenues generated at the local level, there is a disparity between wealthy and poor districts. In May 1998, Ohio voters soundly defeated an attempt to raise the sales tax in order to finance an increase in per-pupil spending. After the sales tax vote the Supreme Court of Ohio ordered the local Circuit Court to review the case again. Although the State has been increasing spending on education, the Circuit Court ruled that the State has not adequately addressed school funding. The State has appealed the Circuit Court's ruling to the State's Supreme Court. A decision is not expected until 2000 at the earliest. We will be monitoring the education lawsuit and its potential effects on the State's finances.

                         6 - Scudder Ohio Tax Free Fund

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation on August 17, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. Although presidential impeachment proceedings distracted the financial markets through the fall and beyond, the Federal Reserve's three consecutive interest rate cuts in September, October, and November helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, recording a dramatic 6% annualized increase in GDP for the fourth quarter of 1998. This show of strength, in turn, worried bond investors, who responded by sending 30-year Treasury bond yields back up to July 1998 levels. Over the Fund's most recent fiscal year, yields of 30-year Treasury bonds ended slightly lower, beginning the period at 5.84% and ending it at 5.67%. Over the same time frame, yields of 30-year AAA insured municipal bonds declined from 5.10% to 5.05%.

In addition to high tax free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

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CHART TITLE:

-------------------------------------------------------
Municipals Provided Greater Stability

Monthly prices of 30-year AAA-rated municipal bonds
compared with prices of 30-year U.S. Treasury Bonds,
3/31/98-3/31/99
-------------------------------------------------------

CHART DATA:

          30-year U.S. Treasury Bonds          30-year AAA-rated municipal bonds
          ---------------------------          ---------------------------------

        3/31/98       100.00                            100.00
                       98.47                             98.49
        5/31/98       100.14                            100.77
                      103.47                            100.00
        7/31/98       101.57                            100.00
                      107.12                            102.33
        9/30/98       114.87                            105.57
                      111.47                            102.33
        11/30/98      109.83                            102.33
                      111.47                            102.33
        1/31/99       111.14                            103.13
                      103.32                            101.55
        3/31/99       102.11                            100.77

Source:  Scudder Kemper Investments, Inc.

                                Emphasizing High
                                  Coupon Bonds

Over the past 12 months, Scudder Ohio Tax Free Fund pursued a two-part strategy:
First, the Fund emphasized premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short period of time. Second, the Fund continues to hold a substantial position in noncallable bonds (56% of assets) to provide a relatively stable income stream along with long-term price appreciation potential. In terms of maturity, we focused on 13- to 15-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum. Lastly, our continuing goal is to

                         7 - Scudder Ohio Tax Free Fund
have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, but with a superior, call-protected structure. As of March 31, the Fund's average duration was 6.65 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Overall portfolio quality remains high, with over 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Ohio tax-exempt issues, including hospital/health revenue, sales/special tax, and water/sewer revenue bonds.

                                     Outlook

Because the powerful market forces that have brought the United States close to price stability -- including technology, deregulation, globalization, and vigilant central banks -- are still in full effect, we believe that inflation will remain restrained over the next several years. At the same time, we believe that higher oil prices could prompt a "gentle slowdown" in U.S. economic activity. This would relieve some of the financial imbalances (vigorous individual and corporate spending contrasting with shrinking savings and profit levels, for example) that we are currently observing in the economy.

Low inflation, and any slowing of the economy, in turn, would benefit municipal bonds, which continue to be attractively priced versus Treasuries. At the same time, we are mindful that the U.S.

                         8 - Scudder Ohio Tax Free Fund
economy is nearing "full employment," and that an economic rebound in Asia could cause the U.S. economy to overheat. We will therefore pursue a cautious strategy over the coming months, keeping the Fund's duration at a moderate level in an attempt to limit share price volatility. We plan to focus on 10-15 year premium coupon bonds as the Fund seeks to benefit from the yield and capital appreciation opportunities afforded by the Ohio tax-exempt bond market. In addition to a cautious average duration, we will maintain high overall credit quality as we seek double-tax-free income and competitive returns for our shareholders. Thank you for investing with Scudder.

Sincerely,
Your Portfolio Management Team


/s/Eleanor R. Brennan       /s/Rebecca L. Wilson
Eleanor R. Brennan          Rebecca L. Wilson

                           Scudder Ohio Tax Free Fund:
                                     A Team
                              Approach to Investing

Scudder Ohio Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Eleanor R. Brennan assumed responsibility for the Fund's day-to-day management in 1999. Ms. Brennan joined the Adviser in 1995 and has 13 years of experience in municipal investing and portfolio management. Rebecca L. Wilson, Portfolio Manager, became a member of the team in 1998. Ms. Wilson, who joined the Adviser in 1986, has 13 years of experience in municipal investing.

                         9 - Scudder Ohio Tax Free Fund

                          Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.


GENERAL             A municipal bond backed by the "full faith and credit"
OBLIGATION BOND     (including the taxing and further borrowing power) of the
                    city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION           An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                    -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL           BOND An interest-bearing debt security issued by a state or local government entity.

NET ASSET VALUE     The price per share of a mutual fund based on the sum of the
(NAV)               market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT  The level of yield a fully taxable instrument would have to
YIELD provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD    The standard yield reference for bond funds, based
                    on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN        The most common yardstick to measure the performance
                    of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                         10 - Scudder Ohio Tax Free Fund

                    Investment Portfolio as of March 31, 1999

                                                                                                    Credit
                                                                                  Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 1.1%

Ohio
Ohio Water Development Authority, Environmental Mead Corporation, Series 1986 B,
  Daily Demand Note, 3%, 11/1/2015*                                               1,100,000          AAA             1,100,000
----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $1,100,000)                                                             1,100,000
----------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 98.9%
----------------------------------------------------------------------------------------------------------------------------------

Ohio
Beavercreek, OH, Local School District, General Obligation, Series 1996, 6.6%,
  12/1/2015 (c)                                                                   1,000,000          AAA             1,207,400
Butler County, OH, Hospital Facilities Revenue, Middletown Hospital, 4.75%,
  11/15/2018                                                                      1,000,000          A                 935,670
Butler County, OH, Series 1997A, Revenue Bond, 5.125%, 4/1/2017 (c)               1,400,000          AAA             1,419,642
Butler County, OH, Transportation Improvement District, Series 1997A, 6%,
  4/1/2010 (c)                                                                    1,500,000          AAA             1,688,685
Cleveland, OH, General Obligation:
  Series 1993, 5.375%, 9/1/2009 (c)                                               1,700,000          AAA             1,826,939
  Series A, 6.3%, 7/1/2006 (c)                                                    1,000,000          AAA             1,096,610
Cleveland, OH, Parking Facility Revenue, 6%, 9/15/2009 (c)                        1,385,000          AAA             1,574,066
Cleveland, OH, Public Power System Improvement Revenue:
  5.25%, 11/15/2014 (c)                                                             500,000          AAA               518,935
  Capital Appreciation, First Mortgage, Series 1994A, Zero Coupon, 11/15/2012 (c) 2,250,000          AAA             1,168,223
  Series 1994A, Zero Coupon, 11/15/2009 (c)                                       2,250,000          AAA             1,387,980
  Series 1996-1, 6%, 11/15/2011 (c)                                               1,050,000          AAA             1,192,748
  Series B, 7%, 11/15/2017 (c)                                                      750,000          AAA               817,110
Cleveland, OH, Urban Renewal Tax Increment Rock & Roll Hall of Fame and Museum
  Project, 6.75%, 3/15/2018                                                       1,000,000          SKI             1,055,240
Cleveland, OH, Waterworks Improvement, First Mortgage Revenue, Series F 1992A,
  Unrefunded, 6.25%, 1/1/2007                                                        50,000          AAA                53,945
Cleveland, OH, Waterworks Revenue:
  Prerefunded 1/1/2002, First Mortgage Revenue, Series F 1992A, 6.25%,
     1/1/2007 (c)**                                                                 950,000          AAA             1,030,161
  Series 1998 I, 5%, 1/1/2017 (c)                                                 1,000,000          AAA             1,000,750
Columbus, OH, General Obligation, Unlimited Tax, Sewer Improvement, 6%,
  5/1/2013                                                                        1,000,000          AAA             1,100,000
Cuyahoga County, OH, General Obligation, Jail Facilities, Series 1991, ETM,
  Zero Coupon, 10/1/2002***                                                       1,500,000          AAA             1,306,605

     The accompanying notes are an integral part of the financial statements

                         11 - Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Cuyahoga County, OH, Hospital Facilities Revenue, Health Cleveland Inc.,
  Series 1993, 6.25%, 8/15/2010                                                   1,000,000          AA              1,088,210
Cuyahoga County, Port Authority Revenue, Port Revenue Docks PS-1, Series 1997,
  6%, AMT, 3/1/2007                                                               1,000,000          SKI             1,022,040
Cuyahoga County, OH, Revenue Bond, Cleveland Clinic Health Center, Series B,
  5.125%, 1/1/2029                                                                  500,000          AA                486,200
Dayton, OH, General Obligation, 5.125%, 12/1/2015                                 1,750,000          AAA             1,789,393
Dublin, OH, City School District, Capital Appreciation, Series 1998, Zero Coupon,
  12/1/2011 (c)                                                                   1,000,000          AAA               549,720
Fairfield, OH, City School District, 7.2%, 12/1/2009 (c)                          1,000,000          AAA             1,196,830
Franklin County, OH, Health Care Facilities, Revenue Refunding, Ohio Presbyterian
  Services:
   Series 1997, 5.25%, 7/1/2008                                                     500,000          SKI               513,750
   Series 1997, 5.5%, 7/1/2017                                                    1,000,000          SKI               986,320
Franklin County, OH, Riverside United Methodist Hospital, Series A, 5.75%,
  5/15/2012                                                                       1,950,000          AA              2,058,752
Gateway Economic Development Corporation of Cleveland, OH, Stadium Revenue,
  6.5%, AMT, 9/15/2014                                                            4,000,000          SKI             4,175,080
Gateway Economic Development Corporation of Greater Cleveland, OH, Excise Tax,
  Series 1990, 7.2%, AMT, 9/1/2001                                                2,550,000          A               2,690,199
Gateway Economic Development Corporation of Cuyahoga County, OH, Excise Tax,
  Series 1990, 7.5%, AMT, 9/1/2005                                                1,500,000          A               1,630,620
Hamilton County, OH, Sewer System Revenue:
  Improvement and Refunding, 5.45%, 12/1/2009 (c)                                 1,000,000          AAA             1,092,120
  Series 1991 A, 6.4%, 12/1/2005                                                    530,000          AA                568,483
  Series 1991 A, Prerefunded, 6/1/2001, 6.4%, 12/1/2005**                           220,000          AAA               236,885
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor Health
  System, Providence Hospital, Series 1992, 6.8%, 7/1/2008                        2,000,000          BBB             2,130,680
Hamilton County, OH, Hospital Facilities Revenue, Christ Hospital, Series 1991 B,
  6.625%, 1/1/2006 (c)                                                            1,000,000          AAA             1,051,830
Hilliard, OH, School District, Series 1996A, Zero Coupon, 12/1/2012 (c)           1,655,000          AAA               857,456
Huber Heights, OH, Water System Revenue, Capital Appreciation, Zero Coupon,
  12/1/2012                                                                       1,005,000          AAA               520,691
Lorain County, OH, Hospital Refunding Revenue, Humility of Mary Health Care
  System, Series A, 5.9%, 12/15/2008 (c)                                          1,000,000          AAA             1,094,970
Lorain, OH, Hospital Authority Refunding Revenue, Lakeland Community
  Hospital Inc., 6.5%, 11/15/2012                                                 1,000,000          AAA             1,133,360

     The accompanying notes are an integral part of the financial statements

                         12 - Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Lucas County, OH, Hospital Revenue, Flower Hospital, Series 1993, Prerefunded
  12/1/2004, 6.125%, 12/1/2013**                                                  1,375,000          AAA             1,528,299
Lucas County, OH, Toledo Port Authority Development, Revenue Bond, Northwest
  Ohio Bond Fund, Series A, 5.4%, 5/15/2019 (d)                                     500,000          SKI               495,970
Mahoning County, OH, General Obligation, Limited Tax, 6.6%, 12/1/2006 (c)         1,100,000          AAA             1,199,583
Miami County, OH, Revenue Refunding, Hospital Upper Valley, Series 1996 C,
  6.25%, 5/15/2013                                                                1,000,000          BBB             1,052,060
North Olmstead, OH, General Obligation:
  6.2%, 12/1/2011 (c)                                                             2,000,000          AAA             2,281,500
  6.25%, 12/15/2012 (c)                                                           1,500,000          AAA             1,638,240
Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Refunding:
  5.5%, 11/15/2012 (c)                                                            1,550,000          AAA             1,639,327
  5.6%, 11/15/2013 (c)                                                            1,000,000          AAA             1,062,810
Ohio Air Quality Development Authority, Pollution Control Revenue, Cleveland
  Electric Company, 8%, 12/1/2013 (c)                                             1,250,000          AAA             1,422,638
Ohio General Obligation, Series 1994, 6%, 8/1/2010                                1,000,000          AA              1,140,560
Ohio Higher Education Facilities Revenue:
  Case Western Reserve University, Series B, 6.5%, 10/1/2020                      2,250,000          AA              2,671,650
  Oberlin College Project, Prerefunded 10/1/1999, 7.1%, 10/1/2012**                 480,000          AAA               498,874
Ohio Higher Educational Facility Commission, Refunding Revenue, Case Western
  Reserve University, 6%, 10/1/2014                                               1,000,000          AA              1,136,040
Ohio Housing Financial Agency Mortgage, Revenue Bonds, 5.25%, AMT,
  Series 1999 A, 9/1/2030 (c)                                                     2,000,000          AAA             1,995,940
Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1990 F,
  7.6%, 9/1/2016                                                                    875,000          AAA               916,598
Ohio Public Facilities Commission, Higher Educational Capital Facilities Revenue,
  Series IIB, 5.4%, 11/1/2007 (c)                                                 1,500,000          AAA             1,582,005
Ohio State Building Authority:
  Correctional Facilities Revenue, Series 1991A, 6.5%, 10/1/2004                  1,000,000          AA              1,082,770
  State Facilities Juvenile Correctional Revenue Bonds, 5.125%, 10/1/2018         1,000,000          AA              1,009,470
  Toledo Government Office Building, Series A, 8%, 10/1/2007                        500,000          AAA               577,050
Ohio State Higher Education Facility:
  Prerefunded on 12/1/2000, Series 1989, 7.25%, 12/1/2012 (c)**                     800,000          AAA               865,840
  Series 1997 A, Step-up Coupon 0% to 7/1/2000, 6.5% to 7/1/2008 (e)              2,325,000          AA              2,493,214
  Unrefunded, 7.25%, 12/1/2012 (c)                                                  200,000          AAA               216,460
Ohio State Higher Educational Facilities Commission, Higher Educational
  Facilities-Oberlin College-Revenue Bonds, 5.25%, 10/1/2014                      1,000,000          AA              1,055,540

     The accompanying notes are an integral part of the financial statements

                         13 - Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                   Principal       Rating(b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Ohio University, Revenue Bond, General Receipts, 5.25%, 12/1/2019 (d)             1,000,000          AAA             1,020,400
Ohio Water Development Authority:
  Pollution Control Revenue, Ohio Edison Company Project, Series 1989A,
     7.625%, 7/1/2023                                                             1,140,000          BBB             1,169,173
  Solid Waste, Bay Shore Power Project, Series A, AMT, 5.875%, 9/1/2020             500,000          SKI               509,050
Olmsted Falls, OH, City School District, General Obligation, Series 1991, 7.05%,
  12/15/2011 (c)                                                                  1,000,000          AAA             1,108,140
Ontario County, OH, Local School District, General Obligation, Series 1998,
  5.125%, 12/1/2018 (c)                                                           1,000,000          AAA             1,010,970
Parma, OH, Hospital Revenue, Parma Community General Hospital Association,
  5.375%, 11/1/2029                                                               1,000,000          A               1,002,950
Rocky River, OH, City School District, School Improvement, Series 1998, 5.375%,
  12/1/2017                                                                       1,000,000          AA              1,048,820
Strongsville, OH, City School District, General Obligation, 5.35%, 12/1/2011 (c)  1,000,000          AAA             1,077,310
Summit County, OH, General Obligation, 6.4%, 12/1/2014 (c)                        1,000,000          AAA             1,141,460
Warren County, OH, Water Improvement, General Obligation, The P&G Project,
  Series 1995, 5.25%, 12/1/2016                                                   1,720,000          AA              1,759,078

Puerto Rico
Puerto Rico Aqueduct and Sewer Authority, Revenue Refunding, 6%, 7/1/2009         1,000,000          A               1,122,880
Puerto Rico Commonwealth, Highway & Transportation Authority, Series 1993W,
  5.5%, 7/1/2013 (c)                                                              1,000,000          AAA             1,089,950
Puerto Rico Electric Power Authority, Series 1994S, 6.125%, 7/1/2009 (c)          2,000,000          AAA             2,299,840
Puerto Rico, General Obligation, Public Improvement, Prerefunded 7/1/2002, 6.6%,
  7/1/2013 (c)**                                                                  1,000,000          AAA             1,103,870
University of Puerto Rico, University Systems, Series N, 6.25%, 6/1/2008 (c)      1,000,000          AAA             1,154,570

Virgin Islands
Virgin Islands, Public Finance Authority, Matching Fund Loan Notes, Series A,
  7.25%, 10/1/2018                                                                1,000,000          AAA             1,133,125
----------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $89,521,796)                                                            95,568,322
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $90,621,796) (a)                                                          96,668,322
----------------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

                         14 - Scudder Ohio Tax Free Fund

----------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $90,621,796. At March 31, 1999, net unrealized appreciation for all securities based on tax cost was $6,046,526. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,152,078 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $105,552.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.
         Securities rated by Scudder Kemper Investments (SKI) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, MBIA/BIG, or Capital Guaranty.

(d)      When-issued or forward delivery securities included.

(e) At March 31, 1999, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

         AMT: Subject to alternative minimum tax

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank.
         These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

**       Prerefunded: Bonds which are prerefunded are collateralized by U.S.
         Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

     The accompanying notes are an integral part of the financial statements

                         15 - Scudder Ohio Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                              as of March 31, 1999

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $90,621,796)                       $  96,668,322
                  Cash                                                                           1,428,020
                  Interest receivable                                                            1,374,599
                  Receivable for Fund shares sold                                                    7,382
                  Other assets                                                                       1,157
                                                                                             ----------------
                  Total assets                                                                  99,479,480

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for when-issued securities                                             1,526,973
                  Payable for Fund shares redeemed                                                 225,000
                  Dividends payable                                                                123,983
                  Accrued management fee                                                            46,618
                  Other payables and accrued expenses                                               73,069
                                                                                             ----------------
                  Total liabilities                                                              1,995,643
                 --------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  97,483,837
                 --------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on investments                      6,046,526
                  Accumulated net realized gain (loss)                                             (75,741)
                  Paid-in capital                                                               91,513,052
                 --------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  97,483,837
                 --------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($97,483,837 /
                     7,251,068 outstanding shares of beneficial interest, $.01 par value,
                     unlimited number of shares authorized)                                  ----------------
                                                                                                    $13.44
                                                                                             ----------------

     The accompanying notes are an integral part of the financial statements

                         16 - Scudder Ohio Tax Free Fund

                             Statement of Operations

                            year ended March 31, 1999

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest                                                                   $   5,288,610
                                                                                             -----------------
                  Expenses:
                  Management fee                                                                   583,428
                  Services to shareholders                                                          86,945
                  Custodian and accounting fees                                                     60,882
                  Trustees' fees and expenses                                                       17,180
                  Auditing                                                                          27,498
                  Reports to shareholders                                                           24,894
                  Legal                                                                             10,154
                  Registration fees                                                                  4,855
                  Other                                                                             11,764
                                                                                             -----------------
                  Total expenses before reductions                                                 827,600
                  Expense reductions                                                              (220,252)
                                                                                             -----------------
                  Expenses, net                                                                    607,348
                 --------------------------------------------------------------------------------------------
                  Net investment income                                                          4,681,262
                 --------------------------------------------------------------------------------------------


Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investment transactions                            731,048
                  Net unrealized appreciation (depreciation) on investments during the
                  period                                                                          (498,294)
                 --------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                       232,754
                 --------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $   4,914,016
                 --------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

                         17 - Scudder Ohio Tax Free Fund

                       Statements of Changes in Net Assets


                                                                                     Years Ended March 31,
Increase (Decrease) in Net Assets                                                  1999             1998
----------------------------------------------------------------------------------------------------------------------------

                Operations:
                Net investment income                                        $   4,681,262     $   4,526,780
                Net realized gain (loss) from investment transactions              731,048           306,818
                Net unrealized appreciation (depreciation) on investment
                transactions during the period
                                                                                  (498,294)        3,652,599
                                                                             ----------------  ---------------
                Net increase (decrease) in net assets resulting from
                operations                                                       4,914,016         8,486,197
                                                                             ----------------  ---------------
                Distributions to shareholders:
                From net investment income                                      (4,681,262)       (4,526,780)
                                                                             ----------------  ---------------
                From net realized gains from investment transactions              (759,189)         (199,673)
                                                                             ----------------  ---------------
                Fund share transactions:
                Proceeds from shares sold                                       22,088,926        16,384,923
                Net asset value of shares issued to shareholders in
                reinvestment of distributions
                                                                                 3,716,462         3,073,201
                Cost of shares redeemed                                        (22,245,898)      (12,876,095)
                                                                              ----------------  ---------------
                Net increase (decrease) in net assets from Fund share
                transactions                                                     3,559,490         6,582,029
                                                                             ----------------  ---------------
                Increase (decrease) in net assets                                3,033,055        10,341,773
                Net assets at beginning of period                               94,450,782        84,109,009
                                                                             ----------------  ---------------
                Net assets at end of period                                  $  97,483,837     $  94,450,782
                                                                             ----------------  ---------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period                        6,989,251         6,502,200
                                                                             ----------------  ---------------
                Shares sold                                                      1,626,994         1,228,133
                Shares issued to shareholders in reinvestment of
                distributions                                                      274,026           229,548
                Shares redeemed                                                 (1,639,203)         (970,630)
                                                                             ----------------  ---------------
                Net increase (decrease) in Fund shares                             261,817           487,051
                                                                             ----------------  ---------------
                Shares outstanding at end of period                              7,251,068         6,989,251
                                                                             ----------------  ---------------

     The accompanying notes are an integral part of the financial statements

                         18 - Scudder Ohio Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                       Years Ended March 31,
                                                                     1999        1998       1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                               $ 13.51     $ 12.94    $ 12.95     $ 12.77     $ 12.68
Income from investment operations:
Net investment income                                                  .65         .68        .68         .69         .70
Net realized and unrealized gain (loss) on investment transactions     .04         .60        .03         .30         .13
                                                                 ------------------------------------------------------------
Total from investment operations                                       .69        1.28        .71         .99         .83
                                                                 ------------------------------------------------------------
Less distributions from:
Net investment income                                                (.65)       (.68)      (.68)       (.69)       (.70)
Net realized gains on investment transactions                        (.11)       (.03)      (.04)       (.12)          --
In excess of net realized gains                                         --          --         --          --       (.04)
                                                                 ------------------------------------------------------------
Total distributions                                                  (.76)       (.71)      (.72)       (.81)       (.74)
                                                                 ------------------------------------------------------------
Net asset value, end of period                                     $ 13.44     $ 13.51    $ 12.94     $ 12.95     $ 12.77
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a)                                                  5.18       10.08       5.58        7.85        6.82
Ratios and Supplemental Data
Net assets, end of period ($ millions)                                  97          94         84          84          78
Ratio of operating expenses, net to average daily net assets (%)       .62         .52        .50         .50         .50
Ratio of operating expenses before expense reductions, to average
  daily net assets (%)                                                 .85         .86        .88         .89         .91
Ratio of net investment income to average daily net assets (%)        4.81        5.09       5.23        5.30        5.59
Portfolio turnover rate (%)                                           20.5         4.9        9.7        19.6        19.9

(a) Total returns would have been lower had certain expenses not been reduced.

                         19 - Scudder Ohio Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-Issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                         20 - Scudder Ohio Tax Free Fund

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended March 31, 1999, purchases and sales of long-term municipal securities aggregated $23,438,900 and $19,546,326, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser had agreed not to impose all or a portion of its management fee and to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets until January 31, 1998, at not more than 0.60% of average daily net assets for the period from February 1, 1998 to January 31, 1999, and at no more than 0.75% of average daily net assets for the period from February 1, 1999 to July 31, 1999. For the year ended March 31, 1999, the Adviser imposed fees amounting to $583,428, of which $46,618 was unpaid at March 31, 1999 and the portion not imposed amounted to $220,252 for the year ended March 31, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries plc ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 1999, the amount charged to the Fund by SSC aggregated $56,539, of which $4,565 was unpaid at March 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $36,000, of which $3,000 was unpaid at March 31, 1999.

                         21 - Scudder Ohio Tax Free Fund

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1999, Trustees' fees and expenses charged to the Fund aggregated $17,180.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                         22 - Scudder Ohio Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Ohio Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Ohio Tax Free Fund (the "Fund") at March 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
May 12, 1999

                         23 - Scudder Ohio Tax Free Fund

                                Tax Information

The Fund paid distributions of $0.10 per share from net long-term capital gains during its year ended March 31, 1999, of which 100% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $753,000 as capital gain dividends for its year ended March 31, 1999, of which 100% represents 20% rate gains.

Of the dividends paid by the Fund from net investment income for the year ended March 31, 1999, 100% constituted exempt interest dividends for regular federal income tax and Ohio personal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                         24 - Scudder Ohio Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Ohio Tax Free Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

   For             Against           Abstain           Broker Non-Votes*
   ---             -------           -------           -----------------

4,286,770          147,469           188,683                   0

2. To approve the revision of the Fund's fundamental lending policy.



                                Number of Votes:
                                ----------------

   For            Against            Abstain            Broker Non-Votes*
   ---            -------            -------            -----------------

4,052,728         261,509            221,995                  86,690



--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                         25 - Scudder Ohio Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.

                         26 - Scudder Ohio Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.

                         27 - Scudder Ohio Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Bentley College

Peter B. Freeman
Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Philip G. Condon*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                         28 - Scudder Ohio Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                         29 - Scudder Ohio Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         30 - Scudder Ohio Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                         31 - Scudder Ohio Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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